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                                                                 EXHIBIT 10.36.3

SIGNATURE VERSION


                  Third Amended and Restated ATTACHMENT No. 1
     To the Agreement for Fabrication and Purchase of Semiconductor Products

                                                        Agreement Number: 000690
Customer Name:  Western Digital Technologies, Inc.      Customer Number:    WD 1


The parties agree that Attachment No. 1 under the Agreement for Fabrication and Purchase of Semiconductor Products between Western Digital Technologies, Inc. (f/k/a Western Digital Corporation) ("Buyer") and International Business Machines Corporation ("IBM") with Agreement No. 000690 is amended and restated as of June 19, 2002 (the "Attachment Effective Date") in its entirety to read as follows:

               PRODUCT PURCHASE INFORMATION AND SPECIFICATIONS FOR
                     THE I295TLC, TALON and REDWING PRODUCTS

1.0  Product Description and Specifications:

                                     TABLE I

Product Name                 I295TLC                      Talon

Product Type                 ASIC (1)                     Read Channel
ASIC Family                  SA27E                        Not applicable
Process Technology           CMOS7SF/4LM                  CMOS 7SF/4LM
Ldrawn                       0.15um                       0.15um
Chip Size (mm)               4.23x4.23                    2.79x2.85
Package Description          176LQFP(2)                   80TQFP-EP

Product Name                 Redwing

Product Type                 Read Channel
ASIC(1) Family               Not applicable
Process Technology           CMOS 7SF/4LM
Ldrawn                       0.15um
Chip Size (mm)               3.0611 x 2.7388
Package Description          80TQFP-EP

(1) Application Specific Integrated Circuit

(2) 24x24mm body size, 0.5mm OLB pitch, 1.6mm height


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2.0  Volume Purchase Commitments for Talon and I295TLC Chipset in 2002

        2.1 For purposes of this Section 2.0, Chipset shall mean the combination of one Unit of the Talon and one Unit of the I295TLC Product.

        2.2 Buyer agrees to purchase the minimum amounts of Chipsets to be shipped and invoiced during the calendar quarters listed below in TABLE III. As of the Attachment Effective Date, Buyer has already placed Blanket Purchase Orders consistent with this Section 2.2 and TABLE III. Buyer shall forecast and set delivery schedules and IBM shall deliver the Chipsets in accordance with the JIT Program Supplement attached hereto; provided that Buyer may reschedule the delivery of the Chipsets in accordance with
               Section 4 of the JIT Supplement attached hereto, except that the rescheduled Shipment Date may not fall on a date outside of the calendar quarter of the originally scheduled Shipment Date, unless both parties agree in writing. The prices listed below in TABLE III shall apply to the Chipsets shipped during the respective calendar quarters listed in TABLE III. Notwithstanding the cancellation charges set forth in Section 7.3 (a) and (b) of this Attachment 1, Buyer will pay the applicable cancellation charge as indicated in TABLE II below for any cancellation of the Purchase Orders for its minimum purchase commitment as set forth in this Section 2.2. The Cancellation Fee in TABLE II below is the percentage of the price for any Product for which Buyer cancelled the Purchase Order.

                                    TABLE II

[***]                                        [***]
---------------------------------------------------------------------------------------
              [***]                                       [***]
---------------------------------------------------------------------------------------


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                                    TABLE III

                                             I295TLC Unit     Talon Unit
Quarter    Product    Volume+    Price*      Price            Price**        Payment Terms
----------------------------------------------------------------------------------------------
1Q'02      Chipset    [***]       $[***]      $[***]           $[***]          Net [***] days++
                      [***]       $[***]      $[***]           $[***]          Net [***] days+++

2Q'02      Chipset    [***]       $[***]      $[***]           $[***]          Net [***] days***
                      [***]       $[***]      $[***]           $[***]          Net [***] days

3Q'02      Chipset    [***]       $[***]      $[***]           $[***]          Net [***] days****

4Q'02      Chipset    [***]       $[***]      $[***]           $[***]          Net [***] days
----------------------------------------------------------------------------------------------

                 + [***].

                 * The price stated is the price for one (1) Chipset.

                 ** The Talon Unit price applies only when Buyer purchases a complete Chipset.

                 ++ [***] of the [***] of the 1Q'02 I295TLC Product was shipped December of 2001 with net [***] day payment terms.

                 +++ For this Purchase Order of [***] Chipsets, if all [***] Chipsets are shipped on the last day of the first calendar quarter of 2002, the payment terms shall be net [***] days.

                 *** The [***] Units of the I295TLC Product will be shipped in March 2002, at a price of $[***] and with net [***] day payment terms [***] Units of the Chipset, the [***] Talons, shall be shipped in the second calendar quarter of 2002 in accordance with the JIT Program Supplement. The price for such Talons shall be $[***] and the payment terms shall be net [***] days.

                 **** Notwithstanding the foregoing, Buyer agrees that IBM will ship the [***] I295TLC Products to Buyer on June 29, 2002 or June 30, 2002, with net [***] day payment terms.


               2.3 In addition to those volumes listed in Table III, Buyer also agrees to purchase the minimum amounts of Talon, I295TLC, and Redwing Product to be shipped and invoiced during the calendar quarters listed below in TABLE IV; provided, however, that as to the Talon Product required to be purchased in the third quarter and fourth quarter of 2002 and the first quarter of 2003, Buyer may request the shipment of up to an aggregate of [***] Units on the last day of the third


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               quarter of 2002, up to an aggregate of [***] Units the last day of the fourth quarter of 2002, and up to an aggregate of [***] Units the last day of the first quarter of 2003, in accordance with Section 4 of the JIT Program Supplement attached hereto. [***] Units may be rescheduled by Buyer in accordance with
               Section 4 of the JIT Program Supplement, except that the rescheduled delivery date may not fall on a day outside the calendar quarter that corresponds to the Product in Table IV, unless both parties agree in writing. Notwithstanding the foregoing sentence, Buyer may reschedule [***] Units of the Talon Product to be delivered in the first calendar quarter of 2003 in accordance with the terms of JIT Program Supplement. No later than five business days after the Attachment Effective Date, Buyer shall place Blanket Purchase Orders consistent with this
               Section 2.3 and TABLE IV for the Redwing and I295TLC Product and change orders for the Talon Product. IBM will accept such Blanket Purchase Orders and change orders without regard to leadtime requirements or imposition of cancellation fees, provided that Buyer submits such Purchase Order within five business days after the Attachment Effective Date. Buyer shall forecast and set delivery schedules and IBM shall deliver the Product in accordance with the JIT Program Supplement attached hereto. The prices listed below in TABLE IV shall apply to the Talon, I295TLC, and Redwing Product to be shipped during the respective calendar quarters listed in TABLE IV. Notwithstanding the cancellation charges set forth in Section 7.3 (a) and (b) of this Attachment 1, Buyer will pay the applicable cancellation charge as indicated in TABLE II above for any cancellation of any Purchase Order or any failure to issue Purchase Orders as set forth in this Section 2.3. The Cancellation Fee in TABLE II above is [***] for any Product for which Buyer cancelled the Purchase Order or failed to issue a Purchase Order.

                                    TABLE IV

Quarter           Product        Volume+        Price per Unit    Payment Terms
--------------------------------------------------------------------------------
2Q'02             Talon          [***]          $[***]            Net [***] days

2Q'02             Talon          [***]          $[***]            Net [***] days

3Q'02             Talon          [***]          $[***]            Net [***] days

3Q'02             Redwing        [***]          $[***]            Net [***] days

4Q'02             Talon          [***]          $[***]            Net [***] days

4Q'02             Redwing        [***]          $[***]            Net [***] days

4Q'02             I295TLC        [***]          $[***]            Net [***] days

1Q'03             Talon          [***]          $[***]            Net [***] days

                 + [***]

2.4     Intentionally Blank.


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SIGNATURE VERSION

2.5 Notwithstanding the cancellation fees set forth in TABLE II above, Buyer's obligations to pay the cancellation fees in TABLE II shall be subject to the following. IBM may start manufacturing the Chipsets set forth in TABLE III and the Talon, I 295TLC and Redwing Product set forth in TABLE IV at any time. However, if IBM, without Buyer's express prior written approval commences manufacturing the Chipsets or the Talon, I 295TLC and Redwing Products outside of [***] times the Purchase Order Lead Time as shown in Section 6.0 and Buyer cancels such Chipsets and/or Products before they are within [***] times the Purchase Order Lead Time, then Buyer's only obligation is to pay a [***] cancellation fee for such cancelled Product.

2.6 Cancellation Procedures for Chipsets in TABLE III and the Talon, I 295TLC and Redwing Products in Table IV: In the event that Buyer cancels Chipsets in TABLE III or the Talon, I 295TLC, or Redwing Products in TABLE IV under this Section 2.6, the following cancellation procedures will apply:

               2.6.1 Buyer shall provide IBM with written notice of the cancellation, specifying the number of Units to be cancelled and for which calendar quarter such cancellation applies;

               2.6.2 IBM shall provide Buyer with a written notice stating the number of Units (if any) for which it had started wafers and the total amount of the cancellation charge, which shall be due [***] days after IBM provides such notice;

               2.6.3  [***]

               2.6.4  [***]

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                      [***]

               2.6.5  [***]

3.0     [***]

        3.1    [***]

        3.2 Buyer shall pay the following cancellation charges for the cancellation of any purchase order issued under Section 3.1 or for any reduction to such purchase order to the extent of such reduction:

                       Cancellation Schedule for Products
             To Be Delivered in the Second Calendar Quarter of 2003



              [***]                                                         [***]
              ----------------------------------------- ------------------------------------------------
                             [***]                                            [***]

                             [***]                                            [***]

                             [***]                                            [***]


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        3.3    The price for the Talon Products to be delivered under this
               Section 3.0 (including the Talon Demand) shall be $[***] per Unit. The payment terms are net [***] days.

        3.4    [***]

4.0     Product Price

        4.1 For all Product sold under this Attachment, the Product price will be held firm and will not be increased on Purchase Orders accepted by IBM. IBM agrees to discuss Prices at Buyer's request.

        4.2 For all Product sold under this Attachment, unless otherwise specified, the prices set forth in this Agreement do not include taxes, duties and freight charges. If applicable, taxes, duties and freight charges will appear as separate additional items on IBM's invoice, but failure to include any tax, duty or freight charge shall not affect Buyer's responsibility for such.

        4.3    For Products that are not sold as part of a Chipset in Section
               2.2 or as part of the volume purchase commitment in Section 2.3 and Section 3.1, the Product Unit


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               pricing for I295TLC, Talon and Redwing below applies to Product shipped during the applicable calendar quarter.

                            I295TLC         Talon          Redwing
                            -------         -----          -------
               Q4'01         $[***]         $[***]          [***]
               Q1'02         $[***]         $[***]          [***]
               Q2'02         $[***]         $[***]          [***]
               Q3'02         $[***]         $[***]         $[***]
               Q4'02         $[***]         $[***]         $[***]

            * [***] Units of Talon Product shipped in March 2002 shall have a purchase price of $[***] each and shall have net [***] day payment terms.

5.0     Purchase Orders

        [***] Purchase Orders must be placed in advance, with at least the Purchase Order Lead Time specified in Section 6.0, to allow IBM to meet Buyer's requested Shipment Date. Buyer may request an improved shipment date, however, such request is subject to acceptance by IBM.

6.0     Purchase Order Lead Time:

               Product       Purchase Order Lead Time/Weeks
               -------       ------------------------------
               I295TLC       [***] weeks

               Talon         [***] weeks

               Redwing       [***] weeks

               Notwithstanding any other term of this Agreement, the Purchase Order Lead Times above do not include the time in which IBM has to reply to Buyer's Purchase Order.

7.0     Cancellation, Change Orders and Rescheduling Provisions for Products

        7.1 Buyer may cancel or alter a Purchase Order or any portion thereof upon written notice to IBM. In any such event, a cancellation charge will immediately become due for each cancelled Unit or Chipset as specified under this Agreement.

        7.2    [***]


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               [***]

               [***]

        7.3    The cancellation charges for Chipsets ordered pursuant to Section
               2.2 and TABLE III, the Talon, Redwing, and I295TLC Product ordered pursuant to Section 2.3 and TABLE IV, and [***] pursuant to Section 5 of the JIT Supplement are stated in Section 2.2, TABLE II and Section 2.5. The cancellation charges for Talon Product ordered pursuant to Section 3.1 are stated in Section
               3.2. Cancellation charges for any additional I295TLC, Redwing, and Talon Products ordered are as follows:

               [***]

               [***]

        7.4 Buyer may issue change orders to previously accepted Purchase Orders for IBM's acceptance. In such change orders, Buyer may request (1) an increase or decrease of quantity of Products it ordered; (2) different Product from the Product originally ordered or (3) an earlier delivery date. IBM may accept or reject the change order. In the event that IBM accepts or is required to accept a change order, the newly accepted change order becomes an accepted Purchase Order, replacing the original Purchase Order. Notwithstanding the above, Buyer reserves the right to reschedule deliveries per Sections 2.2 and 2.3 of this Attachment 1 and
               Section 4 of the JIT Program Supplement attached hereto. If a change order is identified as exercising this reschedule right, IBM will accept that change order per the conditions set forth in the relevant sections.

8.0     Shipment

        8.1 The delivery terms for Products are as stated in the table below, with title passing to Buyer upon shipment from the "Shipment From" location in the table. For shipments


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               not covered by the table below, Buyer is responsible for all freight and duty charges from IBM's shipping location and title and risk of loss pass to the Buyer upon tender to the carrier for shipment to the Buyer.

                SHIPMENTS FROM         SHIPMENTS TO           INCOTERM*
                --------------------------------------------------------------
                [***]                [***]            [***]

                [***]                [***]            [***]

                [***]                [***]            [***]

                [***]                [***]            [***]

               * As defined in ICC 2000 Incoterms.

        8.2    [***]

9.0     Quality Assurance

        9.1 IBM will follow its standard workmanship and quality assurance procedures for Products sold under this Agreement.

        9.2    [***]

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               [***]

        9.3    [***]

               [***]

               [***]

10.0    Warranty Period

        The Warranty Period for Products under this Attachment is [***] years from delivery. For purposes of this Section 10, delivery to Buyer of each Unit is deemed to occur five (5) days after shipment from IBM's plant or distribution point.

11.0    Redwing NRE

        11.1 Buyer shall make payments for a nonrecurring engineering ("NRE") charge of $[***] for the development of the Redwing Product, which shall be due in $[***] increments upon the following dates:

                             1Q'02: 02/15/02
                             2Q'02: 05/15/02
                             3Q02:  08/15/02
                             4Q02:  11/15/02

        11.2 Prior to the Attachment Effective Date, Buyer submitted a purchase order for the entire NRE charge of $[***] and has already made the $[***] payments due in each of the first and second quarters of 2002. Neither party may cancel the Redwing NRE.

        11.3   [***]

12.0    Notices


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        All notices required to be given under this Agreement will be in writing and deemed given if sent postage prepaid or by facsimile transmission
        (FAX), receipt confirmed by intended recipient, to the parties as follows:

        IBM:                                BUYER:

        IBM Corp.                           Western Digital Technologies, Inc.
        Attn: Contract Administrator        Attn: General Counsel
        1000 River Street, 965-3B           20511 Lake Forest Drive
        Essex Jct., Vermont  05452          Lake Forest, California 92630
        Fax: [***]                          Fax: (949)-672-5444

13.0 No Other Amendment or Modification. This Third Amended and Restated Attachment No. 1 amends and restates the Second Amended and Restated Attachment No. 1 with an Attachment Effective Date of April 11, 2002. IBM previously retracted and agreed that the Second Amended and Restated Attachment No. 1 superseded IBM's letter dated March 1, 2002 as to the discontinuance of the I295TLC, Talon and Redwing Products. Accordingly, those Products have not been discontinued. Except as expressly set forth in this Third Amended and Restated Attachment No. 1, the Agreement, as amended by Amendment No. 1 dated December 18, 2001 and Amendment 2 dated June 19, 2002, remains in full force and effect without further modification. The terms and conditions of the Agreement, as amended, and this Third Amended and Restated Attachment No. 1 shall not be further modified or amended except by a writing signed by authorized representatives of both parties.


ACCEPTED AND AGREED TO AS OF THE ATTACHMENT EFFECTIVE DATE:

Western Digital Technologies, Inc.       International Business Machines
                                           Corporation

By:    /s/ Thomas Nieto                  By:     /s/ John G. Beiswenger
       ------------------------------            -------------------------------

Name:  Thomas Nieto                      Name:   John G. Beiswenger
       ------------------------------            -------------------------------
           (print or type name)

                                                 Exec. Mgr., MD WW Contracts &
Title: V.P., Materials                   Title:  Business Practices, IBM TG
       ------------------------------            -------------------------------
           (print or type title)


Date:  19-June '02                       Date:   June 19, 2002
       ------------------------------            -------------------------------



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SIGNATURE VERSION

                      JUST-IN-TIME (JIT) PROGRAM SUPPLEMENT
     TO THE AGREEMENT FOR FABRICATION AND PURCHASE OF SEMICONDUCTOR PRODUCTS

[***]

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[***]


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[***]

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[***]



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[***]


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[***]


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